UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2025

PROVIDENT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39090	84-4132422
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Market Street, Amesbury, Massachusetts	01913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 834-8555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	PVBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 5, 2025, by and among NB Bancorp, Inc. (“NB Bancorp”), Needham Bank, 1828 MS, Inc., Provident Bancorp, Inc. (“Provident Bancorp”), and BankProv. Effective at 12:01 a.m. Eastern Time on November 15, 2025 (the “Effective Time”), upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, 1828 MS, Inc. merged with and into Provident Bancorp, with Provident Bancorp as the surviving entity (the “Merger”). Immediately thereafter, Provident Bancorp merged with and into NB Bancorp (the “HoldCo Merger”), and BankProv, the wholly owned subsidiary of Provident Bancorp, merged with and into Needham Bank, the wholly owned subsidiary of NB Bancorp (the “Bank Merger” and, together with the HoldCo Merger and the Merger, the “Transaction”).

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 17, 2025, at 12:01 a.m. Eastern Time, the Merger was consummated. Immediately thereafter, the HoldCo Merger and the Bank Merger were consummated.

Upon the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Provident Bancorp outstanding immediately prior to the Effective Time, other than certain shares held by Provident Bancorp or NB Bancorp, was converted into the right to receive, at the election of the holder, either (i) 0.691 shares of NB Bancorp common stock (the “Stock Consideration”) or (ii) $13.00 in cash (the “Cash Consideration”), subject to proration procedures to ensure that 50% of the shares of Provident Bancorp common stock are converted into the Stock Consideration. Holders of shares of Provident Bancorp common stock who receive shares of NB Bancorp common stock as a result of the Merger will receive cash in lieu of fractional shares (the Stock Consideration, the Cash Consideration and any cash in lieu of fractional shares collectively, the “Merger Consideration”).

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the Merger, Provident Bancorp no longer fulfills the listing requirements of the NASDAQ Capital Market (“NASDAQ”). Provident Bancorp notified NASDAQ that trading in Provident Bancorp common stock should be suspended and the listing of Provident common stock should be removed, in each case effective as of the Effective Time, and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration of Company common stock on Form 25 to effect the delisting of all shares of Provident Bancorp common stock from NASDAQ and the deregistration of such Provident Bancorp common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). NB Bancorp, as successor to Provident Bancorp, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of the Provident Bancorp common stock under Section 12(g) of the Exchange Act and the suspension of Provident Bancorp’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Provident Bancorp common stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Provident Bancorp other than (except with respect to certain shares held by Provident Bancorp or NB Bancorp) the right to receive the Merger Consideration in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the Effective Time, and pursuant to the terms of the Merger Agreement, Provident Bancorp’s directors and executive officers ceased serving as directors and executive officers of Provident Bancorp.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the Merger, at the Effective Time, Provident Bancorp ceased to exist and the Articles of Incorporation and the Bylaws of Provident Bancorp ceased to be in effect by operation of law. The Articles of Incorporation and Bylaws of NB Bancorp, as in effect immediately prior to the Effective Time, remain in effect as the Articles of Incorporation and Bylaws of the surviving entity of the Merger. Copies of the Articles of Incorporation and Bylaws of NB Bancorp are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among NB Bancorp, Inc., Needham Bank, 1828 MS, Inc., Provident Bancorp, Inc., and BankProv, dated as of June 5, 2025 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K of Provident Bancorp, Inc. (File No. 001-39090), filed with the Securities and Exchange Commission on June 5, 2025)*

3.1	Articles of Incorporation of NB Bancorp, Inc. (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (file no. 333-272567), filed June 9, 2023.)

3.2	Bylaws of NB Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (file no. 333-272567), filed June 9, 2023.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NB BANCORP, INC.

As successor by merger to Provident Bancorp, Inc.

DATE: November 17, 2025	By:	/s/ Jean-Pierre Lapointe
Jean-Pierre Lapointe
Executive Vice President and Chief Financial Officer